                                                                                EXECUTION COPY

                             ASSIGNMENT AND ASSUMPTION AGREEMENT

        ASSIGNMENT  AND  ASSUMPTION  AGREEMENT,   dated  as  of  February  27,  2006,  between
Residential  Funding  Corporation,  a  Delaware  corporation  ("RFC")  and  Residential  Asset
Mortgage Products, Inc., a Delaware corporation (the "Company").

                                           Recitals

A.      RFC has entered into seller contracts ("Seller  Contracts") with the  seller/servicers pursuant to which such seller/servicers sell mortgage loans to RFC.

B.      The  Company  wishes to  purchase  from RFC  certain  Mortgage  Loans (as  hereinafter defined) originated pursuant to the Seller Contracts.

C.      The Company,  RFC, as master servicer,  and JPMorgan Chase Bank, N.A., as trustee (the
"Trustee"), are entering into a Pooling and Servicing Agreement dated as of
February 1, 2006 (the  "Pooling and  Servicing  Agreement"),  pursuant to which the Trust will issue Mortgage Asset-Backed  Pass-Through  Certificates,  Series 2006-RZ1 (the "Certificates")
consisting  of fifteen  classes  designated  as Class A-1,  Class A-2,  Class A-3,  Class M-1,
Class M-2,  Class M-3,  Class M-4,  Class M-5,  Class M-6,  Class M-7,  Class M-8,  Class M-9,
Class SB,  Class R-I and Class R-II,  representing  beneficial  ownership interests in a trust fund  consisting  primarily  of a pool of  fixed  and  adjustable  rate  one-  to  four-family mortgage loans  identified on Exhibit F to the Pooling and Servicing  Agreement (the "Mortgage
Loans").

D.      In connection with the purchase of the Mortgage Loans,  the Company will assign to RFC
a  de  minimis   portion  of  the  Class R-I  and  Class R-II   Certificates   (the  "Retained
Certificates").

E.      In  connection  with the  purchase  of the  Mortgage  Loans  and the  issuance  of the
Certificates, RFC wishes to make certain representations and warranties to the Company.

F.      The  Company  and RFC  intend  that the  conveyance  by RFC to the  Company of all its right,  title and  interest in and to the  Mortgage  Loans  pursuant to this  Agreement  shall constitute a purchase and sale and not a loan.

        NOW THEREFORE,  in  consideration  of the recitals and the mutual  promises herein and other good and valuable consideration, the parties agree as follows:

1.      All  capitalized  terms used but not defined  herein shall have the meanings  assigned thereto in the Pooling and Servicing Agreement.

2.      Concurrently  with the  execution  and  delivery  hereof,  RFC  hereby  assigns to the
Company  without  recourse all of its right,  title and interest in and to the Mortgage Loans, including all interest and principal  received on or with respect to the Mortgage  Loans after the Cut-off Date (other than payments of principal  and interest due on the Mortgage  Loans in the month of the Cut-off Date). In  consideration  of such  assignment,  RFC will receive from the Company,  in immediately  available funds, an amount equal to  $476,746,593.75,  including accrued  interest,  and the Retained  Certificates.  In connection with such assignment and at the  Company's  direction,  RFC has in respect of each  Mortgage  Loan  endorsed  the  related
Mortgage Note (other than any Destroyed  Mortgage Note, as defined in the following  sentence)
to the order of the Trustee and  delivered an  assignment  of mortgage in  recordable  form to the Trustee or its agent.  A Destroyed  Mortgage  Note means a Mortgage  Note the  original of which was permanently lost or destroyed.

               The  Company and RFC intend  that the  conveyance  by RFC to the Company of all its right,  title and interest in and to the Mortgage Loans  pursuant to this Section 2  shall be,  and be  construed  as,  a sale  of  the  Mortgage  Loans  by RFC to the  Company.  It is,
further,  not intended that such  conveyance be deemed to be a pledge of the Mortgage Loans by
RFC to the  Company  to  secure  a debt or  other  obligation  of RFC.  Nonetheless,  (a) this
Agreement  is  intended  to be and  hereby is deemed to be a  security  agreement  within  the meaning  of  Articles  8 and 9 of the  Minnesota  Uniform  Commercial  Code  and  the  Uniform
Commercial  Code of any other  applicable  jurisdiction;  (b) the  conveyance  provided for in this  Section shall  be deemed to be a grant by RFC to the  Company of a security  interest in all of RFC's  right  (including  the  power to convey  title  thereto),  title  and  interest, whether now owned or hereafter  acquired,  in and to (A) the  Mortgage  Loans,  including  the
Mortgage Notes, the Mortgages,  any related insurance  policies and all other documents in the related  Mortgage Files,  (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof and (C) any and all general  intangibles  consisting  of,  arising from or  relating  to any of the  foregoing,  and all  proceeds  of the  conversion,  voluntary  or
involuntary,  of  the  foregoing  into  cash,  instruments,   securities  or  other  property,
including,  without  limitation,  all  amounts  from  time to time  held  or  invested  in the
Certificate  Account  or the  Custodial  Account,  whether  in the form of cash,  instruments, securities or other  property;  (c) the possession by the Trustee,  the Custodian or any other agent  of the  Trustee  of  Mortgage  Notes or such  other  items of  property  as  constitute instruments,  money,  payment  intangibles,  negotiable  documents,  goods,  deposit accounts, letters  of credit,  advices  of  credit,  investment  property,  certificated  securities  or chattel  paper shall be deemed to be  "possession  by the secured  party",  or possession by a purchaser  or a person  designated  by such secured  party,  for  purposes of  perfecting  the security  interest  pursuant  to  the  Minnesota  Uniform  Commercial  Code  and  the  Uniform
Commercial  Code  of  any  other  applicable  jurisdiction  (including,   without  limitation,
Sections  8-106,  9-313 and 9-106  thereof);  and  (d) notifications  to persons  holding such property,  and acknowledgments,  receipts or confirmations from persons holding such property, shall be  deemed  notifications  to,  or  acknowledgments,  receipts  or  confirmations  from, financial  intermediaries,  bailees or agents (as  applicable)  of the Trustee for the purpose of  perfecting  such  security  interest  under  applicable  law.  RFC  shall,  to the  extent consistent  with this Agreement,  take such  reasonable  actions as may be necessary to ensure that, if this  Agreement  were deemed to create a security  interest in the Mortgage Loans and the other property  described above,  such security interest would be deemed to be a perfected security  interest of first  priority  under  applicable  law and will be  maintained  as such throughout the term of this Agreement.  Without limiting the generality of the foregoing,  RFC shall  prepare and deliver to the Company not less than 15 days prior to any filing date,  and the  Company  shall  file,  or shall  cause to be filed,  at the  expense of RFC,  all filings necessary to maintain the  effectiveness of any original  filings  necessary under the Uniform
Commercial Code as in effect in any  jurisdiction to perfect the Company's  security  interest in or lien on the Mortgage Loans including  without  limitation (x)  continuation  statements, and (y) such other  statements  as may be  occasioned  by (1) any change of name of RFC or the
Company,  (2) any change of  location  of the place of  business,  state of  formation  or the chief  executive  office of RFC, or (3) any  transfer of any  interest of RFC in any  Mortgage
Loan.

3.      Concurrently  with the execution and delivery  hereof,  the Company  hereby assigns to
RFC  without  recourse  all  of  its  right,  title  and  interest  in  and  to  the  Retained
Certificates  as part of the  consideration  payable to RFC by the  Company  pursuant  to this
Agreement.

4.      RFC represents  and warrants to the Company that on the date of execution  hereof (or, if otherwise specified below, as of the date so specified):

               (a)    The  information  set  forth  in the  Mortgage  Loan  Schedule  for such
        Mortgage  Loans is true and correct in all  material  respects as of the date or dates respecting which such information is furnished;

               (b)    Each   Mortgage   Loan   constitutes   a   qualified    mortgage   under
        Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1);

               (c)    Immediately  prior  to the  conveyance  of  the  Mortgage  Loans  to the
        Company,  RFC had good title to, and was the sole owner of,  each  Mortgage  Loan free and clear of any pledge, lien,  encumbrance or security interest (other than rights to servicing and related  compensation) and such conveyance  validly transfers  ownership of the Mortgage Loans to the Company free and clear of any pledge,  lien,  encumbrance or security interest;

               (d)    Each Mortgage Note constitutes a legal,  valid and binding obligation of the  Mortgagor  enforceable  in  accordance  with  its  terms  except  as  limited  by bankruptcy,  insolvency or other similar laws affecting  generally the  enforcement of creditors' rights;

               (e)    To the best of  RFC's  knowledge  as of the  Cut-off  Date,  there is no default,  breach,  violation or event of acceleration  existing under the terms of any
        Mortgage Note or Mortgage and no event which,  with notice and expiration of any grace
        or  cure  period,  would  constitute  a  default,   breach,   violation  or  event  of
        acceleration  under the terms of any Mortgage  Note or Mortgage,  and no such default, breach,  violation  or event of  acceleration  has been  waived by RFC or by any other entity involved in servicing a Mortgage Loan;

               (f)    As of the Cut-off Date,  none of the Mortgage  Loans are 30 days or more delinquent in payment of principal and interest;

               (g)    None of the Mortgage Loans are buydown Mortgage Loans;

               (h)    To  the  best  of  RFC's  knowledge,  there  is  no  delinquent  tax  or assessment lien against any related Mortgaged Property;

               (i)    No Mortgagor has any valid right of offset,  defense or  counterclaim as to the related  Mortgage Note or Mortgage,  except as may be provided under the Relief
        Act;

               (j)    No Mortgage  Loan provides for payments that are subject to reduction by withholding taxes levied by any foreign (non-United States) sovereign government;

               (k)    (1) The proceeds of each  Mortgage  Loan have been fully  disbursed  and
        (2) to the best of Seller's  knowledge,  there is no requirement  for future  advances thereunder  and any and all  requirements  as to completion of any on-site or off-site improvements  and as to  disbursements  of any escrow funds  therefor  (including  any escrow funds held to make Monthly  Payments pending  completion of such  improvements)
        have been complied with. All costs, fees and expenses  incurred in making,  closing or recording the Mortgage Loans were paid;

               (l)    To the best of RFC's  knowledge,  with  respect to each  Mortgage  Loan, there are no  mechanics'  liens or claims for work,  labor or material  affecting  any
        Mortgaged  Property  which are or may be a lien prior to, or equal  with,  the lien of the related Mortgage,  except such liens that are insured or indemnified  against by a title insurance policy;

               (m)    With  respect to each  Mortgage  Loan, a policy of title  insurance  was effective as of the closing of each Mortgage  Loan, is valid and binding,  and remains in full force and effect,  unless the Mortgaged Properties are located in the State of
        Iowa and an attorney's certificate has been provided;

               (n)    To the best of  RFC's  knowledge,  each  Mortgaged  Property  is free of damage and in good repair and no notice of  condemnation  has been given with  respect thereto  and RFC  knows  of  nothing  involving  any  Mortgaged  Property  that  could reasonably be expected to materially  adversely  affect the value or  marketability of any Mortgaged Property;

               (o)    Each  Mortgage  contains  customary  and  enforceable  provisions  which render the rights and  remedies of the holder  adequate to realize the benefits of the security against the Mortgaged Property,  including (i) in the case of a Mortgage that is a deed of  trust,  by  trustee's  sale,  or (ii) by  judicial  foreclosure  or,  if applicable,  non-judicial foreclosure, and to the best of RFC's knowledge, there is no homestead or other  exemption  available to the Mortgagor  that would  interfere  with such right to sell at a trustee's sale or right to  foreclosure,  subject in each case to  applicable  federal  and  state  laws and  judicial  precedents  with  respect  to bankruptcy and right of redemption;

               (p)    To the best of RFC's knowledge,  with respect to each Mortgage that is a deed of trust,  a trustee  duly  qualified  under  applicable  law to serve as such is properly  named,  designated  and serving,  and except in connection  with a trustee's sale after  default by a  Mortgagor,  no fees or expenses are payable by the seller or
        RFC to the trustee under any Mortgage that is a deed of trust;

               (q)    If the  improvements  securing a Mortgage  Loan are located in a federal designated  special flood hazard area,  flood  insurance in the amount  required under the  Program  Guide  covers such  Mortgaged  Property  (either by  coverage  under the federal flood insurance program or by coverage from private insurers);

               (r)    With respect to each Mortgage  Loan,  any  appraisal  made in connection with the  origination  of the  Mortgage  Loan was made by an  appraiser  who meets the minimum qualifications for appraisers as specified in the Program Guide;

               (s)    Each Mortgage Loan is covered by a standard hazard insurance policy;

               (t)    To the best of RFC's  knowledge,  any  escrow  arrangements  established with respect to any Mortgage Loan are in compliance with all applicable  local,  state and federal laws and are in compliance with the terms of the related Mortgage Note;

               (u)    No Mortgage  Loan was  originated on or after October 1, 2002 and before
        March 7, 2003, which is secured by property located in the State of Georgia;

               (v)    As of the  Cut-off  Date,  none of the  Mortgage  Loans are secured by a leasehold  estate.  If any of the Mortgage Loans are secured by a leasehold  interest, with respect to each leasehold interest:  the use of leasehold estates for residential properties is an accepted  practice in the area where the related  Mortgaged  Property is located;  residential  property in such area  consisting  of  leasehold  estates is readily marketable;  the lease is recorded and no party is in any way in breach of any provision of such lease;  the leasehold is in full force and effect and is not subject to any  prior  lien or  encumbrance  by which the  leasehold  could be  terminated  or subject  to any  charge or  penalty;  and the  remaining  term of the  lease  does not terminate less than ten years after the maturity date of such Mortgage Loan;

               (w)    Each  Mortgage  Loan as of the time of its  origination  complied in all material respects with all applicable local,  state and federal laws,  including,  but not limited to, all applicable predatory lending laws;

               (x)    None of the Mortgage  Loans are subject to the Home Ownership and Equity
        Protection Act of 1994.  None of the Mortgage Loans are loans that,  under  applicable state or local law in effect at the time of  origination  of the loan, are referred to as (1) "high cost" or  "covered"  loans or (2) any other  similar  designation  if the law imposes  greater  restrictions  or  additional  legal  liability  for  residential mortgage loans with high interest rates, points and/or fees;

               (y)    To the best of RFC's  knowledge,  the Subservicer for each Mortgage Loan has  accurately  and fully  reported its  borrower  credit files to each of the Credit
        Repositories in a timely manner;

               (z)    None of the  proceeds  of any  Mortgage  Loan were used to  finance  the purchase of single premium credit insurance policies;

               (aa)   No loan is a High Cost Loan or  Covered  Loan,  as  applicable  (as such terms are defined in the then current  Standard & Poor's LEVELS(R)Glossary which is now
        Version 5.6c Revised,  Appendix E) (attached  hereto as Exhibit A));  provided that no representation  and  warranty is made in this clause (aa) with respect to any Mortgage
        Loan  secured  by a  Mortgaged  Property  located  in the  States  of  Kansas  or West
        Virginia;  and provided further that no Qualified  Substitute Mortgage Loan shall be a
        High  Cost Loan or  Covered  Loan (as such  terms are  defined  in  Appendix  E of the
        Standard  & Poor's  Glossary  For File  Format  For  LEVELS(R)in effect on the date of substitution,  with such  exceptions  thereto as the Company and Standard & Poor's may reasonably agree);

               (bb)   No  Mortgage  Property  consists  of a  mobile  home  or a  manufactured housing unit that is not permanently affixed to its foundation;

               (cc)   The proceeds of the Mortgage  Loan have been fully  disbursed,  there is no requirement for future advances thereunder;

               (dd)   With  respect  to each  Mortgage  Loan,  either (i) each  Mortgage  Loan contains a  customary  provision  for the  acceleration  of the  payment of the unpaid principal balance of the Mortgage Loan in the event the related Mortgaged  Property is sold without the prior consent of the  mortgagee  thereunder or (ii) the Mortgage Loan is assumable pursuant to the terms of the Mortgage Note;

               (ee)   No Mortgage Loan has a prepayment  penalty term that extends beyond five years after the date of origination;

               (ff)   No  Mortgage   Loan   provides   for   deferred   interest  or  negative
amortization; and

               (gg)   Each  Mortgage  Loan  listed on the  attached  Exhibit B has an original term to maturity of 360 months and an original amortization term of 480 months.

        Upon  discovery  by RFC or upon  notice from the Company or the Trustee of a breach of the foregoing  representations  and  warranties  in respect of any Mortgage  Loan, or upon the occurrence  of a  Repurchase  Event as  described in Section 5  below,  which  materially  and adversely  affects the  interests  of any holders of the  Certificates  or the Company in such
Mortgage Loan (notice of which breach or  occurrence  shall be given to the Company by RFC, if it  discovers  the same),  RFC shall,  within 90 days after the  earlier of its  discovery  or receipt  of notice  thereof,  either  cure such  breach or  Repurchase  Event in all  material respects  or,  except as  otherwise  provided in  Section 2.04  of the  Pooling and  Servicing
Agreement,  either (i) purchase  such  Mortgage  Loan from the Trustee or the Company,  as the case  may  be,  at a  price  equal  to the  Purchase  Price  for  such  Mortgage  Loan or (ii)
substitute  a  Qualified  Substitute  Mortgage  Loan or Loans  for such  Mortgage  Loan in the manner and subject to the  limitations  set forth in Section 2.04 of the Pooling and Servicing
Agreement.  If the breach of  representation  and warranty that gave rise to the obligation to repurchase or substitute a Mortgage  Loan  pursuant to this  Section 4 was the  representation set  forth  in  clause  (w)  of  this  Section 4,  then  RFC  shall  pay to  the  Trust  Fund, concurrently  with and in addition to the  remedies  provided in the  preceding  sentence,  an amount equal to any liability,  penalty or expense that was actually  incurred and paid out of or on behalf of the Trust Fund,  and that directly  resulted from such breach,  or if incurred and paid by the Trust Fund thereafter, concurrently with such payment.

5.      With respect to each  Mortgage  Loan, a repurchase  event  ("Repurchase  Event") shall have occurred if it is discovered  that, as of the date hereof,  the related  Mortgage was not a valid  first lien on the related  Mortgaged  Property  subject  only to (i) the lien of real property  taxes and  assessments  not yet due and payable,  (ii)  covenants,  conditions,  and restrictions,  rights of way,  easements  and other matters of public record as of the date of recording of such Mortgage and such other  permissible  title  exceptions as are listed in the
Program Guide and (iii) other matters to which like  properties are commonly  subject which do not materially  adversely affect the value,  use,  enjoyment or marketability of the Mortgaged
Property.  In addition,  with respect to any  Mortgage  Loan as to which the Company  delivers to the Trustee or the Custodian an affidavit  certifying  that the original  Mortgage Note has been lost or destroyed,  if such Mortgage Loan  subsequently is in default and the enforcement thereof or of the related  Mortgage  is  materially  adversely  affected by the absence of the original  Mortgage  Note, a Repurchase  Event shall be deemed to have occurred and RFC will be obligated  to  repurchase  or  substitute  for such  Mortgage  Loan in the manner set forth in
Section 4 above.

               RFC hereby  represents  and warrants to the Company that,  with respect to each
Mortgage  Loan,  the REMIC's tax basis in each  Mortgage  Loan as of the Closing Date is equal to or greater than 100% of the Stated Principal Balance thereof.

                                   [Signature Page Follows]

               This  Agreement  shall inure to the benefit of and be binding  upon the parties hereto and their respective  successors and assigns,  and no other person shall have any right or obligation hereunder.

        IN WITNESS  WHEREOF,  the parties  have entered into this  Assignment  and  Assumption
Agreement as of the date first above written.

                                            RESIDENTIAL FUNDING CORPORATION

                                            By:
                                               Name:
                                               Title:

                                            RESIDENTIAL ASSET MORTGAGE
                                            PRODUCTS, INC.

                                            By:
                                               Name:
                                               Title:

                                          EXHIBIT A

                       APPENDIX E OF THE STANDARD & POOR'S GLOSSARY FOR
                             FILE FORMAT FOR LEVELS(R)VERSION 5.6

                                                                 REVISED July 11, 2005

APPENDIX  E - STANDARD & POOR'S PREDATORY LENDING CATEGORIES

Standard & Poor's  has  categorized  loans  governed  by  anti-predatory  lending  laws in the
Jurisdictions  listed below into three  categories  based upon a  combination  of factors that include (a) the risk  exposure  associated  with the assignee  liability and (b) the tests and thresholds  set forth in those  laws.  Note that  certain  loans  classified  by the  relevant statute as Covered are  included in Standard & Poor's  High Cost Loan  Category  because  they included  thresholds and tests that are typical of what is generally  considered  High Cost by the industry.

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

------------------------------------------------------------------------------------------------
                             ---------------------------------------- --------------------------
    State/Jurisdiction           Name of Anti-Predatory Lending            Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                       Law/Effective Date                        Law
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Arkansas                     Arkansas Home Loan Protection Act,       High Cost Home Loan
                             Ark. Code Ann.ss.ss.23-53-101 et seq.

                             Effective July 16, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Cleveland Heights, OH        Ordinance No. 72-2003 (PSH), Mun. Code   Covered Loan
                           ss.ss.757.01 et seq.

                             Effective June 2, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Colorado                     Consumer Equity Protection, Colo.        Covered Loan
                             Stat. Ann.ss.ss.5-3.5-101 et seq.

                             Effective for covered loans offered or
                             entered into on or after January 1,
                             2003. Other provisions of the Act took
                             effect on June 7, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Connecticut                  Connecticut Abusive Home Loan Lending    High Cost Home Loan
                             Practices Act, Conn. Gen. Stat.ss.ss.
                             36a-746 et seq.

                             Effective October 1, 2001
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

District of Columbia         Home Loan Protection Act, D.C. Codess.ss. Covered Loan
                             26-1151.01 et seq.

                             Effective for loans closed on or after
                             January 28, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Florida                      Fair Lending Act, Fla. Stat. Ann.ss.ss.   High Cost Home Loan
                             494.0078 et seq.

                             Effective October 2, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       High Cost Home Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Georgia as amended (Mar.     Georgia Fair Lending Act, Ga. Code       High Cost Home Loan
7, 2003 - current)           Ann.ss.ss.7-6A-1 et seq.

                             Effective for loans closed on or after
                             March 7, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

HOEPA Section 32             Home Ownership and Equity Protection     High Cost Loan
                             Act of 1994, 15 U.S.C.ss.1639, 12
                             C.F.R.ss.ss.226.32 and 226.34

                             Effective October 1, 1995, amendments
                             October 1, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Illinois                     High Risk Home Loan Act, Ill. Comp.      High Risk Home Loan
                             Stat. tit. 815,ss.ss.137/5 et seq.

                             Effective January 1, 2004 (prior to
                             this date, regulations under
                             Residential Mortgage License Act
                             effective from May 14, 2001)
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Kansas                       Consumer Credit Code, Kan. Stat. Ann.    High Loan to Value
                           ss.ss.16a-1-101 et seq.                     Consumer Loan (id.ss.
                                                                      16a-3-207) and;
                             Sections 16a-1-301 and 16a-3-207
                             became effective April 14, 1999;
                             Section 16a-3-308a became effective
                             July 1, 1999
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

                                                                      High APR Consumer Loan
                                                                      (id.ss.16a-3-308a)
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Kentucky                     2003 KY H.B. 287 - High Cost Home Loan   High Cost Home Loan
                             Act, Ky. Rev. Stat.ss.ss.360.100 et seq.

                             Effective June 24, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Maine                        Truth in Lending, Me. Rev. Stat. tit.    High Rate High Fee
                             9-A,ss.ss.8-101 et seq.                    Mortgage

                             Effective September 29, 1995 and as
                             amended from time to time
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Massachusetts                Part 40 and Part 32, 209 C.M.R.ss.ss.     High Cost Home Loan
                             32.00 et seq. and 209 C.M.R.ss.ss.40.01
                             et seq.

                             Effective March 22, 2001 and amended
                             from time to time
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Nevada                       Assembly Bill No. 284, Nev. Rev. Stat.   Home Loan
                           ss.ss.598D.010 et seq.

                             Effective October 1, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New Jersey                   New Jersey Home Ownership Security Act   High Cost Home Loan
                             of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                             et seq.

                             Effective for loans closed on or after
                             November 27, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New Mexico                   Home Loan Protection Act, N.M. Rev.      High Cost Home Loan
                             Stat.ss.ss.58-21A-1 et seq.

                             Effective as of January 1, 2004;
                             Revised as of February 26, 2004
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New York                     N.Y. Banking Law Article 6-l             High Cost Home Loan

                             Effective for applications made on or
                             after April 1, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

North Carolina               Restrictions and Limitations on High     High Cost Home Loan
                             Cost Home Loans, N.C. Gen. Stat.ss.ss.
                             24-1.1E et seq.

                             Effective July 1, 2000; amended
                             October 1, 2003 (adding open-end lines
                             of credit)
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Ohio                         H.B. 386 (codified in various sections   Covered Loan
                             of the Ohio Code), Ohio Rev. Code Ann.
                           ss.ss.1349.25 et seq.

                             Effective May 24, 2002
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Oklahoma                     Consumer Credit Code (codified in        Subsection 10 Mortgage
                             various sections of Title 14A)

                             Effective July 1, 2000; amended
                             effective January 1, 2004
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

South Carolina               South Carolina High Cost and Consumer    High Cost Home Loan
                             Home Loans Act, S.C. Code Ann.ss.ss.
                             37-23-10 et seq.

                             Effective for loans taken on or after
                             January 1, 2004
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

West Virginia                West Virginia Residential Mortgage       West Virginia Mortgage
                             Lender, Broker and Servicer Act, W.      Loan Act Loan
                             Va. Code Ann.ss.ss.31-17-1 et seq.

                             Effective June 5, 2002
---------------------------- ---------------------------------------- --------------------------

STANDARD & POOR'S COVERED LOAN CATEGORIZATION

---------------------------- ---------------------------------------- --------------------------
    State/Jurisdiction           Name of Anti-Predatory Lending            Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                       Law/Effective Date                        Law
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       Covered Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New Jersey                   New Jersey Home Ownership Security Act   Covered Home Loan
                             of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                             et seq.

                             Effective November 27, 2003 - July 5,
                             2004
---------------------------- ---------------------------------------- --------------------------

STANDARD & POOR'S HOME LOAN CATEGORIZATION

------------------------------------------------------------------------------------------------
---------------------------- ---------------------------------------- --------------------------
    State/Jurisdiction           Name of Anti-Predatory Lending            Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                       Law/Effective Date                        Law
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       Home Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New Jersey                   New Jersey Home Ownership Security Act   Home Loan
                             of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                             et seq.

                             Effective for loans closed on or after
                             November 27, 2003
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

New Mexico                   Home Loan Protection Act, N.M. Rev.      Home Loan
                             Stat.ss.ss.58-21A-1 et seq.

                             Effective as of January 1, 2004;
                             Revised as of February 26, 2004
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

North Carolina               Restrictions and Limitations on High     Consumer Home Loan
                             Cost Home Loans, N.C. Gen. Stat.ss.ss.
                             24-1.1E et seq.

                             Effective July 1, 2000; amended
                             October 1, 2003 (adding open-end lines
                             of credit)
---------------------------- ---------------------------------------- --------------------------
---------------------------- ---------------------------------------- --------------------------

South Carolina               South Carolina High Cost and Consumer    Consumer Home Loan
                             Home Loans Act, S.C. Code Ann.ss.ss.
                             37-23-10 et seq.

                             Effective for loans taken on or after
                             January 1, 2004
---------------------------- ---------------------------------------- --------------------------

                                          EXHIBIT A

                    LIST OF MORTGAGE LOANS WITH ORIGINAL TERM TO MATURITY
                OF 360 MONTHS AND AN ORIGINAL AMORTIZATION TERM OF 480 MONTHS

                                       [SEE ATTACHMENT]